UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 24, 2010

HUDSON VALLEY HOLDING CORP.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	001-34453	13-3148745
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21 Scarsdale Road, Yonkers, New York		10707
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 961-6100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On February 24, 2010, Hudson Valley Holding Corp. (the "Company") issued a press release announcing that the Company had received approval from the Office of the Comptroller of the Currency (the "OCC") to operate New York National Bank as a Division of Hudson Valley Bank, N.A. ("HVB"). New York National Bank has operated as a wholly-owned subsidiary of the Company since 2006 and will relinquish its banking charter on March 1, 2010. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON VALLEY HOLDING CORP.

February 24, 2010	By:	/s/ Stephen R. Brown

Name: Stephen R. Brown
Title: Senior Executive Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release